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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the registration statements of Black Hills Corporation on Form S-3 (No. 33 -71130) and Forms S-8 (No. 33-63059, No. 333-61969, No. 333-17451, No.
333-82787 and No. 333-30272) of our following reports:

         Report dated February 11, 2000 (except for Note 5, as to which the date is February 28, 2000), on our audit of the consolidated financial statements of EIF Management Holdings, LLC and its subsidiaries as of and for the year ended December 31, 1999;

         Report dated February 11, 2000, on our audit of the financial statements of EIF Group Management Company as of and for the years ended December 31, 1999 and 1998;

         Report dated April 21, 2000, on our audit of the financial statements of Project Finance Partners, L.P. as of and for the years ended December 31, 1999 and 1998;

         Report dated April 21, 2000, on our audit of the financial statements of Project Finance Fund III, L.P. as of and for the years ended December 31, 1999 and 1998;

         Report dated February 11, 2000, on our audit of the financial statements of Energy Investors Management Company as of and for the years ended December 31, 1999 and 1998;

         Report dated April 21, 2000, on our audit of the financial statements of Energy Investors Partners II, L.P. as of and for the years ended December 31, 1999 and 1998;

         Report dated April 21, 2000, on our audit of the financial statements of Energy Investors Fund II, L.P. as of and for the years ended December 31, 1999 and 1998;

         Report dated February 11, 2000, on our audit of the financial statements of Energy Investors Management, Inc. as of and for the years ended December 31, 1999 and 1998;

         Report dated April 21, 2000, on our audit of the financial statements of Energy Investors Partners, L.P. as of and for the years ended December 31, 1999 and 1998; and

         Report dated April 21, 2000, on our audit of the financial statements of Energy Investors Fund, L.P. as of and for the years ended December 31, 1999 and 1998;

which reports are included in the Current Report on Form 8-KA1 of Black Hills Corporation.


Arthur Andersen LLP
Boston, Massachusetts

February 16, 2001


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